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                                                                    EXHIBIT 10.8

                      SECOND AMENDMENT TO CREDIT AGREEMENT

     This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), made and entered into as of December 24, 1999, is by and between BUCA, INC., a Minnesota corporation (the "Borrower"), the banks which are signatories hereto (individually, a "Bank" and, collectively, the "Banks"), BANK OF AMERICA, N.A., a national banking association ("B of A"), as one of the Banks and as co-agent for the Banks (in such capacity, a "Co-Agent"), BANKBOSTON, N.A., a national banking association, as one of the Banks and as co-agent for the Banks (in such capacity, a "Co-Agent") and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as one of the Banks, and as agent for the Banks (in such capacity, the "Agent").

                                    RECITALS
                                    --------

     1. U.S. Bank National Association, as Agent and as a Bank, and Bank of America, N.A., as Co-Agent and as a Bank, and the Borrower entered into a Credit Agreement dated as of September 27, 1999, as amended by that First Amendment to Credit Agreement dated as of October 21, 1999 among U.S. Bank National Association, as Agent and as a Bank, Bank of America, N.A., as Co-Agent and as a Bank, and BankBoston, N.A., as Co-Agent and a Bank (the "Credit Agreement"); and

     2. The Borrower has requested that the Banks amend the Credit Agreement in certain respects.

     3. The parties desire to amend the Credit Agreement, subject to the terms and conditions set forth in this Amendment.

                                    AGREEMENT
                                    ---------

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

     Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

     Section 2. Amendment. The Credit Agreement is hereby amended as follows:

          2.1 Definitions
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               (a) The following new definitions of "Equity Interests" and
          "Pledge Agreement (Subsidiary)" are hereby added to the Credit Agreement in the correct alphabetical order thereto, and the form of Pledge Agreement (Subsidiary) attached hereto is hereby made part of the Credit Agreement as Exhibit 1.1-2A thereto:

                    "Equity Interests": Ownership or equity interests (including, without limitation, an interest in the profits of any entity) in any corporation, limited liability company, association, partnership (whether general or limited), limited liability partnership, joint venture, trust, or business trust.

                    "Pledge Agreement (Subsidiary)": A pledge agreement in the form of Exhibit 1.1-2A hereto.

               (b) The definitions of "Affiliate", "Partially Owned Subsidiaries", "Restricted Payments", "Subsidiary", and "Wholly-owned Subsidiary" are hereby amended in their entireties to read as follows:

               "Affiliate": When used with reference to any Person, (a) each Person that, directly or indirectly, controls, is controlled by or is under common control with, the Person referred to, (b) each Person which beneficially owns or holds, directly or indirectly, five percent or more of any class of voting Equity Interests of the Person referred to, (c) each Person, five percent or more of the voting Equity Interest of which is beneficially owned or held, directly or indirectly, by the Person referred to, and (d) each of such Person's officers, directors, joint venturers, governors and partners (both general and limited). The term control (including the terms "controlled by" and "under common control with") means the possession, directly, of the power to direct or cause the direction of the management and policies of the Person in question.

               "Partially-Owned Subsidiaries": Subsidiaries in which the Borrower, directly or through its Subsidiaries, owns less than 100% of the securities or other Equity Interests having ordinary voting power for the election of the board of directors or other Persons performing similar functions (other than qualifying shares or other Equity Interests held by directors or other Persons performing similar functions) or, in the case of a partnership, less than a 100% interest in the profits or capital thereof.

               "Restricted Payments": With respect to the Borrower and the Partially-Owned Subsidiaries, collectively, all dividends or other distributions of any nature (whether in cash, securities or Equity Interests of the Borrower or the Partially-Owned Subsidiaries, assets or otherwise) on or in respect of, and all payments on, any class of Equity Interests (including warrants, options or rights therefor, but excluding Indebtedness which is convertible into any Equity Interest, including without limitation

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               common or preferred stock, which is itself not convertible into
               Indebtedness) issued by the Borrower or any of the Partially-Owned Subsidiaries, whether such Equity Interests are authorized or outstanding on the Closing Date or at any time thereafter, and any redemption or purchase of, or distribution in respect of, any of the foregoing, whether directly or indirectly, including any Equity Interest of the Borrower or any or the Partially-Owned Subsidiaries.

               "Subsidiary": Any corporation or other entity of which Equity Interests having ordinary voting power for the election of a majority of the board of directors or other Persons performing similar functions are owned by the Borrower either directly or through one or more Subsidiaries, and any partnership if more than a 50% interest in the profits or capital thereof is owned by the Borrower either directly or though one or more Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of the Borrower or one or more Subsidiaries).

               "Wholly Owned Subsidiaries": Subsidiaries which are not Partially-Owned Subsidiaries.

          2.2 Organization, Standing, Etc. Section 4.1 of the Credit Agreement is hereby amended (i) by restating the second sentence thereof in its entirety to read as follows:

          Each Subsidiary is a corporation, limited partnership or limited liability company duly formed and validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite corporate, limited partnership or limited liability company power and authority to carry on its business as now conducted.

          and (ii) by deleting the phrase "foreign corporation" and replacing it with "foreign corporation, limited partnership or limited liability company".

          2.3 Capitalization of the Borrower and Subsidiaries: Subsection (b) and the following paragraph thereof in Section 4.21 of the Credit Agreement are hereby amended in their entireties to read as follows:

          (b) a list of all Subsidiaries of the Borrower and, as applicable, the number and percentage of the authorized, issued and outstanding Equity Interests owned beneficially or of record by the Borrower or any such Subsidiary therein, and the jurisdiction or organization of that Subsidiary.

          As of the Closing Date, all of the outstanding capital stock of the Borrower will be validly issued, fully paid and nonassessable, and all of the outstanding Equity Interests of the Subsidiaries will be validly issued, fully paid and nonassessable, and will be owned beneficially

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     and of record directly as set forth on Schedule 4.21, subject to no Liens other than Liens in favor of the Agent, for itself and the benefit of the Banks, and the restrictions set forth in Schedule 4.21. Except as reflected on Schedule 4.21, as of the Closing Date, none of the Subsidiaries has outstanding any capital stock appreciation or phantom capital stock rights or plans or other similar rights with respect to its Equity Interests, or is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its Equity Interests. Except as set forth on Schedule 4.21, there are no statutory or contractual preemptive rights or rights of first offer or refusal with respect to the Equity Interests of any of the Subsidiaries. Neither the Borrower nor any of the Subsidiaries has violated any applicable securities laws in connection with the offer, sale or issuance of any of its respective Equity Interests.

          2.4 Corporate Existence. Section 5.2 of the Credit Agreement is hereby amended by deleting the word "corporation" where it appears therein and replacing it with the phrase "corporation, limited partnership or limited liability company".

          2.5 New Restaurants. Section 5.19 of the Credit Agreement is hereby amended in its entirety to read as follows:

          Section 5.19 New Restaurants. The Borrower agrees that each new Restaurant created or acquired from and after the Closing Date shall be owned or leased and operated only by a Wholly-Owned Subsidiary, the Equity Interests which Equity Interests shall be certificated) of which have been pledged and delivered to the Agent pursuant to the Pledge Agreement or the Pledge Agreement (Subsidiary), as applicable.

          2.6 Subsidiaries. Section 6.5 of the Credit Agreement is hereby amended to read in its entirety as follows:

          Section 6.5 Subsidiaries. After the date of this Agreement, the Borrower will not, and will not permit any Subsidiary to, form or acquire any Person which would thereby become a Subsidiary, except that, the Borrower or any Subsidiary may form a corporation, limited liability company, or limited partnership ("New Entity") that would thereby become a Wholly-Owned Subsidiary provided such Borrower or Subsidiary provides 30 days' prior written notice to the Agent of any capitalization of such New Entity in excess of any deminimus capitalization necessary for the organization of such New Entity. In the event the Borrower hereafter forms a New Entity that thereby becomes a Wholly-Owned Subsidiary, then upon such formation such New Entity shall promptly: (a) certificate all Equity Interests in such New Entity in form and substance reasonably satisfactory to the Agent and its counsel; and (b) deliver a Guaranty, a Security Agreement (Guarantor) and related UCC financing statements for filing in such

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          jurisdictions as the Agent shall request, all duly executed by such
          New Entity, and the Borrower shall deliver to the Agent (x) in the case of a New Entity owned directly by the Borrower, an amendment to the Pledge Agreement in respect of such New Entity in form and substance reasonably satisfactory to the Agent; and (y) in the case of a New Entity owned by a Subsidiary, a Pledge Agreement (Subsidiary) in respect of such New Entity, in each case duly executed by the Borrower or the applicable Subsidiary, and the certificates representing the Borrower's or the applicable Subsidiary's ownership of 100% of the Equity Interests of such New Entity, together with stock powers or other comparable assignment forms related thereto requested by the Agent.

          2.7 Capital Expenditures. Section 6.10 of the Credit Agreement is hereby amended to read in its entirety as follows:

          Section 6.10 Capital Expenditures. The Borrower will not, and will not permit any Subsidiary to, make Capital Expenditures in an amount exceeding, on a consolidated basis, $31,000,000 during Fiscal Year 1999 and $22,000,000 during any Fiscal Year thereafter; provided that all Capital Expenditures shall be invested in the development of new Restaurants or the maintenance of existing Restaurants or in the construction, acquisition, repair or maintenance of the Borrower's corporate headquarters.

          2.8 Investments. Section 6.12(h) of the Agreement is hereby amended to read in its entirety as follows:

          6.12(h) Equity Interests in any Subsidiary, the formation or acquisition of which is permitted under Section 6.5.

          2.9 Modification of Ownership or Equity Structure. Section 6.23 of the Credit Agreement is hereby amended to read in its entirety as follows:

          Section 6.23 Modification of Ownership or Equity Structure. The Borrower will not permit any Subsidiary to issue or authorize the issuance of Equity Interests of such Subsidiary (other than qualifying shares or other Equity Interest held by directors or other Persons performing similar functions) which would result in any other Person becoming an owner thereof; issue or authorize the issuance of options to purchase Equity Interests of such Subsidiary which immediately, or in the future upon the exercise of rights granted therein, would result in any other Person becoming an owner thereof; issue or authorize the issuance of warrants to purchase Equity Interests of such Subsidiary which immediately, or in the future upon the exercise of rights granted therein, would result in any other Person becoming an owner thereof; issue or authorize the issuance of securities or instruments convertible into Equity Interests of such Subsidiary which immediately, or in the future upon the exercise of rights granted therein, would result in any other Person becoming an owner thereof; or authorize, issue or grant any stock appreciation rights, phantom stock, profit participations or other similar rights with respect to the Equity Interests of such Subsidiary which immediately, or in the future upon the exercise of rights granted therein, would result in any other Person becoming an owner thereof.

     Section 3. Effectiveness of Amendments. The amendments contained in this Amendment shall become effective upon delivery by the Borrower of, and compliance by the Borrower with, the following:

          3.1 This Amendment, duly executed by the Borrower.

          3.2 A certificate of the Secretary or Assistant Secretary of the Borrower (a) certifying as to a copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment, (b) certifying that there has been no amendment to the Articles of Incorporation or Bylaws of the Borrower since true and accurate copies of the same were delivered to the Agent with a certificate of the Secretary of the Borrower dated September 27, 1999, and
     (c) certifying as to the name, title, and specimen signature of the officer or officers of the Borrower authorized to execute this Amendment, and any other instrument or agreement executed by the Borrower in connection with this Amendment.

          3.3 Payment of all reasonable unpaid legal fees and other out-of-pocket expenses incurred by the Agent through the date of this Amendment in connection with this Amendment of which the Borrower has been notified as of the date of this Amendment.

     Section 4. Representations, Warranties, Authority, No Adverse Claim.

          4.1 Reassertion of Representations and Warranties, No Default. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true and correct in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date which has not been waived by the Agent.

          4.2 Authority, No Conflict, No Consent Required. The Borrower represents and warrants that the Borrower has the corporate power and authority to enter into this Amendment and has duly authorized the execution and delivery of this Amendment and any other agreements and documents executed and delivered by the Borrower in connection herewith by proper corporate action, and, except as set forth in Schedule 4.3 to the Credit Agreement, none of this Amendment nor

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     the agreements contained herein contravenes or constitutes a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory or a provision of the Borrower's Articles of Incorporation, Bylaws or any requirement of law presently in effect and applicable to the Borrower, or results in the imposition of any Lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Agent and except where the contravention or default or the imposition of such Lien could not adversely affect the validity or enforceability of this Amendment or constitute a Material Adverse Occurrence. The Borrower represents and warrants that, except as set forth in Schedule 4.3 to the Credit Agreement, no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required on the part of the Borrower in connection with the execution and delivery by the Borrower of this Amendment or any other agreements and documents executed and delivered by the Borrower in connection herewith or the performance of obligations of the Borrower herein described, except for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Agent and except where the failure to obtain such consent, approval or authorization or to make such registration or declaration could not adversely effect the validity or enforceability of this Amendment or constitute a Material Adverse Occurrence.

          4.3 No Adverse Claim. The Borrower warrants, acknowledges and agrees that to the Borrower's knowledge no events have been taken place and no circumstances exist at the date hereof which would give the Borrower a basis to assert a defense, offset or counterclaim to any claim of the Banks with respect to the Borrower's obligations under the Credit Agreement as amended by this Amendment.

     Section 5. Affirmation of Credit Agreement, Further References, Affirmation of Security Interest. The Banks and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. The Borrower confirms to the Banks that the Borrower's obligations under the Credit Agreement, as amended by this Amendment, are and continue to be secured by the security interest granted by the Borrower in favor of the Agent under that certain Security Agreement (Borrower), that certain Pledge Agreement, and that certain Collateral Assignment of Trademarks, all dated as of September 27, 1999, and made by the Borrower in favor of the Agent, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

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     Section 6. Successors. This Amendment shall be binding upon the Borrower and the Banks and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Banks and the successors and assigns of the Banks.

     Section 7. Legal Expenses. As provided in Section 9.2 of the Credit Agreement, the Borrower agrees to reimburse the Agent, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including reasonable attorney' fees and legal expenses of Dorsey & Whitney LLP, counsel for the Agent) incurred in connection with negotiation, preparation and execution of this Amendment and all other documents negotiated, prepared and executed in connection with this Amendment, and in enforcing the obligations of the Borrower under this Amendment, and to pay and save the Banks harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, which obligations of the Borrower shall survive any termination of the Credit Agreement.

     Section 8. Counterparts. This Amendment may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and any party to this Amendment may execute such agreement by executing a counterpart of such agreement.

     Section 9. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

BORROWER:                              BUCA, INC.


                                       By:    /s/ Greg Gadel
                                              --------------------------------
                                       Title: Chief Financial Officer
                                              --------------------------------

                                       Address:
                                       Attention: Greg A. Gadel
                                       1300 Nicollet Avenue
                                       Suite 5003
                                       Minneapolis, MN 55403

                                       Telephone No.:  (612) 288-2382
                                       Telecopier No.: (612) 827-6446


AGENT:                                 U.S. BANK NATIONAL ASSOCIATION

                                       By:    /s/ Joshua Pirozzolo
                                              --------------------------------
                                       Title: Commercial Banking Officer
                                              --------------------------------

                                       Address:
                                       Attention: Joshua R. Pirozzolo MPFP0602
                                       601 Second Avenue South
                                       Minneapolis, MN 55402-4302

                                       Telephone No.:  (612) 973-0520
                                       Telecopier No.: (612) 973-0823


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CO-AGENT:                              BANK OF AMERICA, N.A.

                                       By:    /s/ William Richards
                                              --------------------------------
                                       Title: Vice President
                                              --------------------------------

                                       Address:
                                       Attention: William S. Richards, Jr.
                                       IL1-231-06-13
                                       231 South LaSalle Street
                                       Chicago, IL 60697

                                       Telephone No.:  (312) 828-2731
                                       Telecopier No.: (312) 828-1974


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                       Signature Page to Second Amendment
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CO-AGENT:                              BANKBOSTON, N.A.

                                       By:    /s/ Christopher Holtz
                                              --------------------------------
                                       Title: Division Executive
                                              --------------------------------

                                       Address:
                                       Attention: Christopher M. Holtz
                                       MS 01-09-05
                                       100 Federal Street
                                       Boston, MA 02110

                                       Telephone No.:  (617) 434-7690
                                       Telecopier No.: (617) 434-0630


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